Exhibit 99.1

July 06, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated July 06, 2015 of MVC Capital, Inc. and are in agreement with the statements contained in the paragraphs 1 through 4 of Item 4.01 on pages 2 and 3 therein. We have no basis to agree or disagree with the third sentence of the first paragraph of Item 4.01 or the last sentence of the third paragraph of Item 4.01 or Items 1.01 and 2.03 of the Form 8-K.

/s/ Ernst & Young LLP